PROSPECTUS SUPPLEMENT
                   Dated September 1, 1997 to
                     The Rightime Fund, Inc.
                Prospectus dated:  March 1, 1997

The "How To Exchange Shares" section on page 26 of the prospectus is amended by adding the following:

The Board of Directors authorized shareholders of The Rightime Fund to exchange their shares into other Funds in The Rightime Family of Funds:

                   The Rightime Blue Chip Fund
               The Rightime Social Awareness Fund
                    The Rightime MidCap Fund
             The Rightime Government Securities Fund

at no sales charge during the period from May 19 to September 1, 1997. This exchange privilege has now been extended to December 31, 1997.
Exchanges shall be limited to shares of The
Rightime Fund which were issued on or before April 15, 1997 and which have been held for at least sixty days prior to the exchange request.

Interested shareholders should contact their Dealer
Representative or The Rightime Family of Funds
Customer Services Team at 1-800-866-9393.




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